UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
    _______________________________
Form 8-K
_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2016
_______________________________
Euronet Worldwide, Inc.
(Exact name of registrant as specified in its charter)
_______________________________

Delaware (State or other jurisdiction of incorporation)	001-31648 (Commission File Number)	74-2806888 (I.R.S. Employer Identification No.)

3500 College Boulevard
Leawood, Kansas 66211
(Address of principal executive office)(Zip Code)

(913) 327-4200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 18, 2016, Euronet Worldwide, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders.
1. The stockholders elected Michael J. Brown, Andrew B. Schmitt and M. Jeannine Strandjord to serve as Class I directors for a term of three years expiring at the 2019 Annual Meeting.

	Votes For	Votes Withheld	Broker Non-votes
Michael J. Brown	45,382,955	738,489	1,782,598
Andrew B. Schmitt	45,827,770	293,674	1,782,598
M. Jeannine Strandjord	45,694,218	427,226	1,782,598

2. The stockholders approved the ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for the 2016 fiscal year.

Votes For	Votes Against	Abstentions	Broker Non-votes
47,323,812	449,735	130,495	—

3. The stockholders approved, by a non-binding advisory vote, executive compensation as described in the Company's Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-votes
45,789,923	211,607	119,914	1,782,598

4. The stockholders approved the Company's Amended and Restated Executive Annual Incentive Plan as described in the Company's Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-votes
45,212,251	537,674	371,519	1,782,598

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Euronet Worldwide, Inc.

By:	/s/ Jeffrey B. Newman
Jeffrey B. Newman
Executive Vice President, General Counsel and Secretary
Date: May 18, 2016